EXHIBIT INDEX
                                  -------------


                                    GPU, INC.


                           METROPOLITAN EDISON COMPANY
                 EMPLOYEE SAVINGS PLAN FOR BARGAINING EMPLOYEES
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Consent of Independent Accountant                                    Exhibit 23



Report on Audits of Financial Statements                             Exhibit 28
   for the Years Ended December 31, 1997
   and 1996